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                                                                  Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT

                  We consent to the incorporation by reference in this Registration Statement of RELTEC Corporation on Form S-8 of our reports on the consolidated financial statements dated February 24, 1998 and the financial statement schedule dated March 11, 1998 of RELTEC Corporation, appearing in the Registration Statement on Form S-1 as filed March 11, 1998, as amended, File No. 333-44277 of RELTEC Corporation.

DELOITTE & TOUCHE LLP

Cleveland, Ohio
May 1, 1998